UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CODE CHAIN NEW CONTINENT LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

CODE CHAIN NEW CONTINENT LIMITED
No 119 South Zhaojuesi Road
2nd Floor, Room 1
Chenghua District, Chengdu, Sichuan, China 610047

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 13, 2022

Dear Stockholder:

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Code Chain New Continent Limited (formerly known as “TMSR Holding Company Limited”), a Nevada corporation (the “Company”), will be held on June 13, 2022, at 10:00 a.m., local time, (June 12, 2022 at 10:00 p.m. ET) at the principal office of the Company located at No 119 South Zhaojuesi Road, 2nd Floor, Room 1, Chenghua District, Chengdu, Sichuan, China 610047, for the following purposes:

1.	to approve, for the purpose of complying with the Nasdaq Listing Rule 5635, the issuance of 7,680,000 shares of the Company’s common stock pursuant to the Share Purchase Agreement dated April 14, 2022 (“Proposal One”); and

2.	to approve the adjournment of the Special Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposals described above (“Proposal Two).

Holders of record of our common stock at the close of business on May 20, 2022 (the “Record Date”), are entitled to this notice and to attend and vote at the Special Meeting, except for the Consideration Recipients as defined in “Proposal One” with respect to Proposal One (See “Proposal One – Vote Required”). As of the Record Date, there were [--] shares of common stock issued and outstanding.

A proxy statement describing the matters to be considered at the Special Meeting is attached to this notice. This notice, proxy statement, and proxy card are being distributed and made available on or about [--], 2022.

The Board of Directors (the “Board”) unanimously approves and recommends that you vote “FOR” each proposal.

Your vote is important. Whether or not you plan to attend the Special Meeting, I hope that you will vote as soon as possible in order to assure that your shares are represented at the Special Meeting. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote over the Internet. If you attend the Special Meeting, you may vote in person, if you wish to do so, even if you have returned a proxy. Only stockholders of record at the close of business on May 20, 2022 are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof, except for the Consideration Recipients as defined in “Proposal One” with respect to Proposal One (See “Proposal One – Vote Required”). A list of stockholders entitled to vote at the Special Meeting will be available for inspection at our offices. The enclosed proxy is being solicited on behalf of the Board of Directors. If you have any further questions concerning the Special Meeting or any of the items of business to be presented, please contact corporate secretary at +86-028-84112941.

By Order of the Board of Directors,
Sincerely,

/s/ Wei Xu
Wei Xu
Chief Executive Officer, President and Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 13, 2022.

Code Chain New Continent Limited
No 119 South Zhaojuesi Road
2nd Floor, Room 1
Chenghua District, Chengdu, Sichuan, China 610047

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Code Chain New Continent Limited (formerly known as “TMSR Holding Company Limited”), a Nevada corporation (the “Company,” “CCNC,” “we,” “us,” or “our”), for use at the upcoming special meeting of stockholders including any adjournment or postponement thereof (the “Special Meeting”) to be held on June 13, 2022, at 10:00 a.m., local time, (June 12, 2022 at 10:00 p.m. ET), and at any adjournment or postponement thereof, at the principal office of the Company located at No 119 South Zhaojuesi Road, 2nd Floor, Room 1, Chenghua District, Chengdu, Sichuan, China 610047.

This proxy statement and the enclosed proxy card are first being mailed on or about [--], 2022 to stockholders entitled to vote as of the close of business on May 20, 2022 (the “Record Date”). As of the Record Date, there were [--] shares of common stock issued and outstanding. These proxy materials contain information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Voting

The specific proposals to be considered and acted upon at the Special Meeting are each described in this proxy statement. Only holders of shares of our common stock as of the close of business on the Record Date are entitled to receive notice and to vote at the Special Meeting, except for the Consideration Recipients as defined in “Proposal One” with respect to Proposal One (See “Proposal One – Vote Required”). Each share of common stock entitles the holder of one vote.

Preliminary results of the voting will be announced at the Special Meeting. Final results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the Special Meeting.

Quorum

In order for any business to be conducted at the Special Meeting, the holders of one-third (1/3rd) in voting power of the shares of our capital stock issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. If a quorum is not present at the scheduled time of the Special Meeting, the stockholders present or represented at the meeting and entitled to vote thereon, although less than a quorum, may adjourn the Special Meeting until a quorum is present. The time and place of the adjourned Special Meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjournment is for more than 30 days, in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the Special Meeting. An adjournment will have no effect on the business that may be conducted at the Special Meeting.

Required Vote for Approval

At the Special Meeting, our stockholders will vote on the following proposals:

1.	Approval, for the purpose of complying with the Nasdaq Listing Rule 5635, the issuance of 7,680,000 shares of the Company’s common stock pursuant to the Share Purchase Agreement dated April 14, 2022 (“Proposal One”). This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Special Meeting. However, in accordance with applicable Nasdaq guidance, any votes cast FOR this proposal attributable to the Consideration Recipients as defined in “Proposal One”, will be disregarded for purposes of determining whether this proposal is approved.

2.	Approval of the adjournment of the Special Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal described above (“Proposal Two”). This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by the shares present or represented by proxy and entitled to vote at the Special Meeting.

The Board unanimously recommends a vote “FOR” the approval of each of the proposals.

Abstentions and Broker Non-Votes

All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a stockholder who is present at the Special Meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon at the Special Meeting. If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

The question of whether your broker or nominee may be permitted to exercise voting discretion with respect to a particular matter depends on whether the particular proposal is deemed to be a “routine” matter and how your broker or nominee exercises any discretion they may have in the voting of the shares that you beneficially own. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported.

For any proposal that is considered a “routine” matter, your broker or nominee may vote your shares in its discretion either for or against the proposal even in the absence of your instruction. For any proposal that is considered a “non-routine” matter for which you do not give your broker instructions, the shares will be treated as broker non-votes. “Broker non-votes” occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Broker non-votes will not be considered to be shares “entitled to vote” on any “non-routine” matter and therefore will not be counted as having been voted on the applicable proposal. Therefore, if you are a beneficial owner and want to ensure that shares you beneficially own are voted in favor or against any or all of the proposals in this proxy statement, the only way you can do so is to give your broker or nominee specific instructions as to how the shares are to be voted.

Under Nevada law and our Amended and Restated Bylaws, abstentions and broker non-votes are not counted as votes cast on an item and therefore will not affect the outcome of any proposal presented in this proxy statement. Abstention and broker non-votes, if any, will be counted for purposes of determining whether there is a quorum present at the Special Meeting.

Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote on the approval the Proposal One because it is considered a non-routine matter.

Approval of Proposal Two is considered to be a routine matter and, accordingly, if you do not instruct your broker, bank or other nominee on how to vote the shares in your account for Proposal Two, brokers will be permitted to exercise their discretionary authority to vote for the approval of such proposal.

Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Special Meeting.

Voting, Revocation and Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of the Board, with the cost of solicitation borne by us. Solicitation may also be made by our directors and officers without additional compensation for such services. In addition to mailing proxy materials, the directors, officers and employees may solicit proxies in person, by e-mail, telephone or mail.

If you are a stockholder of record, there are three ways to vote:

●	By Internet — You can vote over the Internet by going to www.cstproxyvote.com, 24 hours a day, seven days a week. You will need the control number included on the enclosed proxy card. Votes submitted through the Internet must be received by 9:59 p.m. (ET) on June 12, 2022.

●	By Mail — You can vote by mail by signing, dating and mailing the enclosed proxy card.

●	During the Special Meeting — You can vote in person at the Special Meeting.

If you are a beneficial owner and on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of the Special Meeting is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

If you vote via the internet, your electronic vote authorizes the named proxies in the same manner as if you signed, dated, and returned your proxy card. If you vote via the internet, do not return your proxy card.

If your proxy is properly returned to us, the shares represented thereby will be voted at the Special Meeting in accordance with the instructions specified thereon. If you return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR  Proposal One and (iii) FOR  Proposal Two.

If you have given a proxy, you may revoke it at any time before it is exercised at the Special Meeting by:

●	delivering a written notice to No 119 South Zhaojuesi Road, 2nd Floor, Room 1, Chenghua District, Chengdu, Sichuan, China 610047, Attention: Corporate Secretary, stating that the proxy is revoked;

●	signing and delivering a proxy bearing a later date;

●	voting again over the internet; or

●	attending the Special Meeting (although attendance at the meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

No Appraisal Rights

Our stockholders have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

Contact

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

●	by mail, to:

Code Chain New Continent Limited

No 119 South Zhaojuesi Road
2nd Floor, Room 1
Chenghua District, Chengdu, Sichuan, China 610047

●	by telephone, at +86-028-84112941.

PROPOSAL ONE – APPROVAL OF THE ISSAUNCE OF SHARES
PURSUANT TO THE SHARE PURCHASE AGREEMENT WITH WEI XU IN ACCODANCE WITH NASDAQ RULE 5635

Background

On April 14, 2022, we entered into a Share Purchase Agreement (“Share Purchase Agreement “) with Shanghai Yuanma Food and Beverage Management Co., Ltd., a PRC company (the “Target” or “Yuan Ma”), and all the shareholders of Yuan Ma (“Consideration Recipients”). Consideration Recipients are Wei Xu, who is the Chief Executive Officer and Chairman of the Board of the Company, and Jiangsu Lingkong Network Joint Stock Co., Ltd. (“Jiangsu Lingkong”), which is controlled by Wei Xu.

Pursuant to the Share Purchase Agreement , we agreed to issue an aggregate of 7,680,000 shares of common stock of the Company (the “CCNC Shares”), valued at $1.00 per share, to the Consideration Recipients, in exchange for Consideration Recipients’ agreement to enter into and to cause Yuan Ma to enter into certain agreements (“VIE Agreements”) with Makesi IoT Technology (Shanghai) Co., Ltd. (“WFOE”), the Company’s indirectly owned subsidiary, to establish a VIE (variable interest entity) structure (the “Acquisition”). Through the VIE Agreements, WFOE will receive the economic benefits of Yuan Ma and, for accounting purposes, the Company will consolidate the financial results of Yuan Ma in the consolidated financial statements under generally accepted accounting principles in the U.S. (U.S. GAAP). The Company has also agreed to hold a special meeting of the stockholders of the Company as soon as possible in connection with the issuance of the CCNC Shares and the closing of the Acquisition is conditioned on such approval of the stockholders of the Company.

Additionally, on April 14, 2022, Wei Xu and Jiangsu Lingkong entered into an assignment agreement (the “Assignment Agreement”) under which, for nominal consideration, Jiangsu Lingkong assigned to Wei Xu its right to receive 3,271,680 shares of CCNC’s common stock issuable by the Company to Jiangsu Lingkong under the Share Purchase Agreement. As a result, Wei Xu will receive all the CCNC Shares issuable under the Share Purchase Agreement.

The CCNC Shares, if issued, will be restricted securities (as such term is defined for purposes of Rule 144 under the Securities Act of 1933, as amended). If and to the extent we issue any CCNC Shares, such shares will be the same class of common stock that we have listed on Nasdaq under the trading symbol “CCNC.” Any issuance of the CCNC Shares will dilute the beneficial ownership of all of our current stockholders.

On April 14, 2022, we filed a Current Report on Form 8-K (“Form 8-K”) with the SEC regarding the terms of the Share Purchase Agreement. Please see the Form 8-K for a further description of the Acquisition.

Why We Are Seeking Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market and we are subject to the Nasdaq Listing Rules. Pursuant to Nasdaq Listing Rule 5635(a)(2), when a Nasdaq-listed company proposes to issue securities in connection with the acquisition of the stock or assets of another company, stockholder approval is required if any director, officer or substantial stockholder of such company has a 5% or greater interest, directly or indirectly, in such company or the assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock (or securities convertible into or exercisable for common stock) could result in an increase in outstanding shares of common stock or voting power of 5% or more. Nasdaq Listing Rule 5635(e)(3) defines a substantial stockholder as the holder of an interest of 5% or more of either the number of shares of common stock or the voting power outstanding of a Nasdaq-listed company.

In addition, Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the company. This rule does not define when a change in control of a company may be deemed to occur; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or entity will hold 20% or more of the outstanding shares of common stock or voting power of an issuer and such ownership or voting power of an issuer would represent the largest ownership position in the issuer. Our stockholders should note that a “change of control” for purposes of Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Nevada law, our organizational documents, U.S. income tax laws or any other purpose.

Immediately prior to the time we enter into the Share Purchase Agreement, we had 38,429,617 shares of common stock issued and outstanding. Wei Xu, the Chief Executive Officer, President and Chairman of the Board of CCNC, held 3,940,184 shares of common stock, representing 10.25% of the total shares of common stock issued and outstanding. Upon closing of the Acquisition, Xu Wei will receive the CCNC Shares and will hold a total of 11,620,184 shares of common stock, representing 25.2% of the total shares of common stock outstanding after such issuance, and become the largest ownership position in the Company. Therefore, the issuance of the CCNC Shares is to a director, officer and substantial stockholder for purposes of Nasdaq Listing Rule 5635(a)(2) and will result in a “change of control” of the Company for purposes of Nasdaq Listing Rule 5635(b). Accordingly, we are seeking stockholder approval of this proposal to issue the CCNC Shares in order to satisfy the requirements of Nasdaq Listing Rule 5635(a)(2) and 5635(b) with respect to the issuance of CCNC Shares to Wei Xu.

We are not seeking stockholder approval of our entry into the Share Purchase Agreement or of the Acquisition. We already entered into the Share Purchase Agreement. The failure of our stockholders to approve this proposal will not negate the existing terms of the Share Purchase Agreement or any other documents relating to the Acquisition, although if our stockholders do not approve this proposal, we will not be able close the Acquisition due to Nasdaq Listing Rule 5635.

Voting Exclusion Statement

Any votes cast FOR this proposal attributable to any of the shares issued to the Consideration Recipients will be disregarded for purposes of determining whether this proposal is approved.

Effect of the Proposal One on Current Stockholders

If this Proposal One is adopted at the Special Meeting, we will issue 7,680,000 shares of the Company’s common stock to the Consideration Recipients, and pursuant to the Assignment Agreement, Wei Xu, the Chief Executive Officer and Chairman of the Board of the Company, will receive all 7,680,000 shares, and such issuance will result in the change of control of the Company.

The issuance of common stock will result in dilution to our stockholders and would afford our stockholders a smaller percentage interest in our voting power, liquidation value and aggregate book value.

Interests of Directors and Executive Officers

The CCNC Shares will be issued to Wei Xu, who is the Chief Executive Officer, President and Chairman of the Board of the Company. Other than that, our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.

Vote Required

This proposal requires the affirmative (“FOR”) vote of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Special Meeting and voting affirmatively or negatively on such matter. However, any votes cast FOR this proposal attributable to the Consideration Recipients, will be disregarded for purposes of determining whether this proposal is approved. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. Any abstentions or broker non-votes, if any, will not be counted as votes cast and will not affect the outcome of this Nasdaq Proposal, although they will be counted for purposes of determining whether there is a quorum present.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL ONE.

PROPOSAL TWO: ADJOURNMENT

In the event that the number of shares of common stock present or represented by proxy at the Special Meeting and voting “FOR” the adoption of any one or more of the foregoing proposals are insufficient to approve any such proposal, we may move to adjourn the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of any such proposal. In that event, we will ask stockholders to vote only upon the adjournment proposal and not on any other proposal discussed in this proxy statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

Vote Required

This Proposal Two requires the affirmative (“FOR”) vote of a majority of votes cast by shares present or represented by proxy and entitled to vote at the Special Meeting and voting affirmatively or negative on such matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. Abstentions or broker non-votes, if any, will not be counted as votes cast and will not affect the outcome of this proposal, although they will be counted for purposes of determining whether there is a quorum present.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL TWO.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of our common stock; and

●	all our executive officers and directors as a group.

The percentage ownership information shown in the table below is based on that there were [--] shares of common stock outstanding as of the Record Date.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Named Executive Officers
Wei Xu, President and Chairman of the Board (2)	3,940,184	[10.25	]%
Tianxiang Zhu, Chief Operating Officer	0	—
Yi Li, Chief Financial Officer	0	—
Bibo Lin, Vice President	1,200,000	[3.12	]%
Mingyue Cai, Director	0	—
Chengwei Mo, Director	0	—
Siyang Hu, Director	0	—
Fei Gan, Director	0	—
All officers and directors as a group (8 persons):	5,140,184	[13.37	]%

5% Beneficial Owner
Yimin Jin (2)	4,334,705	[11.28	]%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is No 119 South Zhaojuesi Road, 2nd Floor, Room 1, Chenghua District, Chengdu, Sichuan, China 610047.

(2)	Wei Xu individually holds 3,940,184 shares of common stock. Yimin Jin individually holds 4,334,705 shares of common stock. Pursuant to a Voting-in-Concert Agreement by and between Wei Xu and Yimin Jin dated July 26, 2021, if the parties are unable to reach a unanimous consent in relation to the matters requiring action in concert, a decision made by more than 50% of the voting rights of the parties will be deemed a decision unanimously passed by all parties and will be binding on all parties. The Voting-in-Concert Agreement has a term of one year.

FUTURE STOCKHOLDER PROPOSALS

In order to be included in proxy material for the 2022 Annual Meeting of Stockholders, stockholder proposals submitted to the Company in compliance with SEC Rule 14a-8 (which concerns stockholder proposals that are requested to be included in a company’s proxy statement), and director nominees, must have been received by us at our offices a reasonable time before we begin to print and send the proxy materials in connection with the 2022 Annual Meeting of Stockholders.

With respect to stockholder proposals to be submitted outside the Rule 14a-8 process for consideration at the 2022 Annual Meeting of Stockholders, if the Company does not receive notice of any such proposal to be presented at the 2022 Annual Meeting of Stockholders a reasonable time before we send the proxy materials in connection with the 2022 Annual Meeting of Stockholders, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

Such stockholder’s notice shall include, with respect to each matter that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the 2022 Annual Meeting of Stockholders and the reasons for conducting such business at the 2022 Annual Meeting of Stockholders, and with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, that is required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Special Meeting other than the matters set forth in this proxy statement. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our common stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting the Corporate Secretary, Code Chain New Continent Limited, No 119 South Zhaojuesi Road, 2nd Floor, Room 1, Chenghua District, Chengdu, Sichuan, China 610047.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE READ THE PROXY STATEMENT AND THEN VOTE BY INTERNET, OR MAIL AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

PECIAL MEETING PROXY CARD

THIS PROXY IS SOLICITATED ON BEHALF OF THE BOARD OF DIRECTORS

CODE CHAIN NEW CONTINENT LIMITED

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 13, 2022

The undersigned stockholder of Code Chain New Continent Limited, a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, dated [--], 2022, and hereby constitutes and appoints Yi Li, with full power of substitution in him, the proxy of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s common stock which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on June 13, 2022, at 10:00 a.m., local time, (June 12, 2022 at 10:00 p.m. ET), and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Approve, for the purpose of complying with the Nasdaq Listing Rule 5635, the issuance of 7,680,000 shares of the Company’s common stock pursuant to the Share Purchase Agreement dated April 14, 2022.

FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Approve the adjournment of the Special Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal described above.

FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting, and any adjournment or adjournments thereof.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 9:59 p.m., Eastern Time, on June 12, 2022.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

I (we) acknowledge receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement dated [--], 2022 and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Signature
Signature, if held jointly

Date	__________,2022

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.